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                                                                  Exhibit 10.6.3

                        ALPHA SECURITY GROUP CORPORATION
                              328 West 77th Street
                            New York, New York 10024


                                                                February 8, 2007


Mr. Steven M. Wasserman
328 West 77th Street
New York, New York 10024

Dear Mr. Wasserman:

         By signing and dating this letter where indicated below, you hereby agree with Alpha Security Group Corporation ("Alpha") as follows:

         1. You shall loan to Alpha, upon Alpha's request, up to Two Hundred Thousand ($200,000) Dollars (the "Loan"), in addition to any and all sums previously advanced by you to Alpha, to be utilized by Alpha for the payment of costs and expenses associated with the offer and sale by Alpha of 6,000,000 shares of its common stock in a public offering underwritten by Maxim Group LLC and I-Banker Securities, Inc. (the "Offering").

         2. No interest shall accrue on the unpaid principal balance of the Loan.


         3. The principal balance of this Loan shall be repayable within ninety (90) days of the date on which Alpha consummates the Offering, from interest earned on the trust account, as set forth in the Registration Statement on Form S-1 relating to the Offering.


         4. This Agreement shall be construed in accordance with and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

         5. Any provision contained in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


         6. This agreement supercedes in its entirety that certain letter agreement regarding the Loan dated January 12, 2007



                                                 ALPHA SECURITY GROUP
                                                 CORPORATION


                                                 By: /s/ Robert B. Blaha
                                                     -----------------------
                                                     Robert B. Blaha
                                                     Chief Management Officer
ACCEPTED AND AGREED TO:


/s/ Steven M. Wasserman
-----------------------------
Steven M. Wasserman
Date: February 8, 2007